Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Magic Empire Global Limited (the “Company”) on Form 20-F for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Sze Hon, Johnson Chen, Chief Executive Officer, and I, Yau Ting Tai, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: April 10, 2026	By:	/s/ Sze Hon, Johnson Chen
	Name:	Sze Hon, Johnson Chen
	Title:	Chief Executive Officer

Dated: April 10, 2026	By:	/s/ Yau Ting Tai
	Name:	Yau Ting Tai
	Title:	Chief Financial Officer

Signature Page to Form 20-F